Truth Social Funds

Summary Prospectus

December 23, 2025

Truth Social American Next Frontiers ETF

Ticker: TSNF

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Objectives

The investment objective of the Truth Social American Next Frontiers ETF (the "Fund") is to seek to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Truth SocialTM – Yorkville American Next Frontiers Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee[1]	0.65%
Distribution (12b-1) and Service Fees	0.00%
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses	0.65%

1  Under the Investment Advisory Agreement, Yorkville America Equities, LLC (the "Adviser"), at its own expense and without reimbursement from the Fund, pays all of the expenses of the Fund, excluding the advisory fees, interest expenses, taxes, acquired fund fees and expenses, brokerage commissions and any other portfolio transaction-related expenses and fees arising out of transactions effected on behalf of the Fund, credit facility fees and expenses, including interest expenses, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

2  Other Expenses are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Name of Fund	1 Year	3 Years
Truth Social American Next Frontiers ETF	$66	$208

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. As of the date of this Prospectus, the Fund has not yet commenced operations and therefore does not have any portfolio turnover information available.

Principal Investment Strategies

Overview

The Fund seeks to replicate, before fees and expenses, the performance of the Truth SocialTM – Yorkville American Next Frontiers Index (the "Underling Index"). The Fund employs a full replication strategy. Under this approach, the Fund generally will hold all of the securities that comprise the Underlying Index, in substantially the same proportion as they are represented in the Underlying Index. This means that the Fund's portfolio is expected to consist of each Index constituent, and that the weight of each security in the Fund will approximate its Index weight. The Underlying Index employs a modified free-float (i.e., the amount of outstanding shares available for trading by the general public without restriction) adjusted market capitalization weighting methodology, which includes issuer-specific caps designed to limit exposure to individual constituents and promote diversification. The Fund will seek to replicate the Underlying Index's weighting methodology in constructing and maintaining its portfolio.

Information About the Truth SocialTM – Yorkville American Next Frontiers Index

The Truth SocialTM – Yorkville American Next Frontiers Index is designed to track the performance of United States-listed companies at the forefront of technological and industrial innovation. For initial inclusion in the Underlying Index, companies must derive at least 50% of revenues (25% for existing constituents in the Underlying Index) from activities representing emerging frontiers of the American economy. These activities include artificial intelligence and machine learning, bioproduction and clinical diagnostics, cell tower and data center infrastructure, digital asset infrastructure, nuclear energy technology and fuel, quantum computing, semiconductors, and the commercial space industry. The Underlying Index excludes limited partnerships, and American Depositary Receipts.

The 1792 Exchange is a nonprofit organization that publishes information regarding corporate policies and practices that it characterizes as relating to "Corporate Bias Risk." Its analysis is based on six publicly disclosed criteria, including whether a company: (i) has denied service to customers, suppliers, or vendors based on political or religious beliefs or has engaged in corporate boycotts, divestment, or sanctions involving particular regions, groups, or industries; (ii) maintains charitable-giving policies, including employee-matching programs, that differentiate among organizations based on political or religious viewpoints; (iii) maintains employment policies that do not expressly protect against discrimination based on political affiliation, political viewpoints, or religion; (iv) uses its corporate reputation to support causes the organization identifies as ideological; (v) allocates corporate funds to support policies or initiatives characterized by the organization as ideological; or (vi) makes corporate political contributions for purposes the organization identifies as non-business related. Based on its evaluation across these criteria, the 1792 Exchange assigns companies ratings that are published as informational outputs of its methodology.

The Underlying Index does not use the 1792 Exchange's overall "risk ratings" in determining the Underlying Index eligibility or constituent selection. Instead, the Underlying Index utilizes certain factual, binary indicators that relate to the following specific corporate activities identified by the organization:

•  DEI Quotas – Whether the issuer incorporates hiring or human-resources quotas tied to Diversity, Equity, and Inclusion initiatives.

•  CEI Participation – Whether the issuer participates in the Corporate Equality Index survey administered by the Human Rights Campaign.

•  Abortion Travel Benefits – Whether the issuer provides employee benefits that cover travel or lodging in connection with abortion services.

•  Funding of Non-Business Causes – Whether the issuer provides funding to organizations associated with transgender issues, racial-justice initiatives, censorship-related issues, or environmental-justice initiatives.

•  Cancellation – Whether the issuer has terminated relationships with customers, suppliers, or vendors due to political or religious beliefs, or has engaged in boycotts, divestment, or sanctions involving particular regions, groups, or industries.

•  Transgender Coverage – Whether the issuer provides employee benefits that include coverage for transgender-related medical care.

The Underlying Index excludes companies that violate five of the six activities described above. If the 1792 Exchange has not collected information on a specific criterion for a company, the methodology treats the company as having no disqualifying information on that specific criterion. The Underlying Index applies the 1792 Exchange's screening only if data exists for the specific criterion. Companies for which certain of the criterion are not covered by the 1792 Exchange are eligible for inclusion in the Underlying Index, and missing data is assumed not to disqualify inclusion in the Underlying Index.

New constituents must generally have a full market capitalization exceeding $1,000,000,000 (U.S. dollars) ($10,000,000,000 (U.S. dollars) for semiconductor and bioproduction and clinical diagnostics companies), a free-float factor of at least 10%, an average daily trading volume of at least $1,000,000 (U.S. dollars) in both the current quarter and the two previous quarters, and at least 250,000 shares traded per month during the past six months. Existing constituents may remain with a market capitalization exceeding $500,000,000 (U.S. dollars) ($5,000,000,000 (U.S. dollars) for semiconductor and bioproduction and clinical diagnostics companies), a free-float factor of at least 5%, and an average daily trading volume of at least $200,000 (U.S. dollars) in at least two of the last three quarters. The Underlying Index uses an equal-weighting methodology. Each constituent receives the same weight. If the combined weight of companies with negative cash from operating activities in at least four of the last six quarters exceeds 30%, a cap is applied and the excess is redistributed equally among the remaining constituents. The Underlying Index is reviewed and reconstituted semi-annually in June and December. It is also updated quarterly in March and September to reflect changes in shares outstanding and free-float factors. The Underlying Index is calculated and disseminated in real time during U.S. trading hours and is published as both a price return index and a total return net index.

Implementation of the Fund's Investment Strategy

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in the component securities of the Underlying Index. The Underlying Index is designed to track the performance of U.S.-listed companies that are at the forefront of innovation across a range of next-generation industries.

Although the Fund intends to replicate the Underlying Index as closely as possible, there may be circumstances in which full replication is not practicable or may result in inefficiencies, such as during periods of illiquidity or corporate actions. In these cases, the Adviser may use optimization techniques, sampling strategies, or temporary substitutes, while still maintaining substantial exposure to the Underlying Index as a whole. As a result, the Fund's performance may not perfectly track that of the Underlying Index. Tracking error may occur due to transaction costs, bid-ask spreads, corporate actions affecting Underlying Index securities, changes in the Fund's expenses, or operational factors such as cash flows into and out of the Fund. The Adviser seeks to minimize tracking error through diligent portfolio management practices.

The Fund is a passively managed investment vehicle and does not seek to outperform the Underlying Index or take defensive positions in declining markets. Instead, the Fund's strategy is to provide investment results that, before fees and expenses, closely correspond to the performance of the Underlying Index over time.

In addition to holding securities included in the Underlying Index, the Fund may invest its remaining assets in cash, cash equivalents, or other short-term instruments, such as U.S. Treasury bills, repurchase agreements, and money market instruments, in order to manage liquidity needs and meet redemption obligations.

The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). There is no guarantee that the Fund's investment strategy will be properly implemented, and an investor may lose some or all of its investment.

Principal Risks of Investing in the Fund

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders' investments in the Fund are set forth below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the "FDIC") or any government agency. For more information about the risks of investing in the Fund, see the section in the Fund's Prospectus titled "Additional Information About the Fund's Investments." Each risk summarized below is considered a principal risk of investing in the Fund, regardless of the order in which it appears.

Equity Securities Risk. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund.

Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund's NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

•  Information Technology Sector Risk. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation, and competition, both domestically and internationally, including competition from competitors with lower production costs. In addition, many information technology companies have limited product lines, markets, financial resources or personnel. The prices of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile and less liquid than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Industry Focus Risk. The Fund from time to time may be focused to a significant degree in securities of issuers located in a single industry or industry group. By focusing its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

•  Model, Data and Machine Learning Investing Risk. The Adviser relies heavily on data and models which uses machine-learning/artificial Intelligence ("AI") technology and quantitative techniques to develop asset and stock weightings and trend analysis. AI technology is generally highly reliant on the collection and analysis of large amounts of data, and it is not possible or practicable to incorporate all relevant data into the model that such AI utilizes to operate. Certain data in such models will inevitably contain a degree of inaccuracy and error – potentially materially so – and could otherwise be inadequate or flawed, which would be likely to degrade the effectiveness of the AI technology and the Adviser's ability use it in its investment decision-making process. If the models and data relied on by the Adviser include data that is stale, missing or unavailable, investment decisions made on such data could be flawed and not produce the intended result thereby exposing the Fund to a risk of loss.

•  Digital Asset Sector Risk. The trading prices of many digital assets, including cryptocurrencies, have experienced extreme volatility in recent periods and may continue to do so. Such volatility could materially and adversely affect the value of the Fund's investments, and the Fund's shares could lose all or substantially all of their value.

Digital assets, including cryptocurrencies, represent a new and rapidly evolving sector, and their long-term viability remains uncertain. These assets are typically bearer instruments; as such, the loss, theft, destruction, or compromise of the associated private keys required to access or transfer digital assets could result in the permanent loss of those assets. The development and adoption of blockchain and other distributed ledger technologies are still in early stages, and there is no assurance that widespread adoption will occur.

The value of digital assets is determined by supply and demand dynamics in largely unregulated global markets, which primarily consist of electronic trading and digital asset platforms. These platforms often lack the robust regulatory oversight that governs traditional securities exchanges, increasing the risks of fraud, manipulation, market disruptions, and operational failures. In addition, trading venues may face cybersecurity threats, data breaches, and other systemic vulnerabilities that could negatively impact market confidence or asset valuations.

Cryptocurrencies, which are a subset of digital assets, are often described as alternative forms of money but are not widely accepted as a medium of exchange, are not issued or backed by any government or central authority, and do not constitute legal tender. The regulatory landscape for digital assets is rapidly evolving in the United States and globally. Changes in laws, regulations, or governmental policies may significantly affect the development and use of digital assets, including the potential for restrictions, increased compliance costs, or outright bans.

In addition, governance challenges within digital asset networks may impair their ability to scale or adapt. If key updates or protocol changes do not receive sufficient support from users or validators, it may negatively impact the continued operation, security, or adoption of the digital asset.

•  Nuclear Energy Companies Risk. Nuclear energy companies may face considerable risk as a result of incidents and accidents, breaches of security, ill-intentioned acts of terrorism, natural disasters (such as floods or earthquakes), equipment malfunctions or mishandling in storage, handling, transportation, treatment or conditioning of substances and nuclear materials. Such events could have serious consequences, especially in case of radioactive contamination and irradiation of the environment, for the general population, as well as a material, negative impact on the Fund's portfolio companies and thus the Fund's financial situation. In addition, nuclear energy companies are subject to competitive risk associated with the prices of other energy sources, such as natural gas and oil. Consumers of nuclear energy may have the ability to switch between nuclear energy and other energy sources and, as a result, during periods when competing energy sources are less expensive, the revenues of nuclear energy companies may decline with a corresponding impact on earnings.

•  Semiconductor Company Risk. Competitive pressures may have a significant effect on the financial condition of semiconductor companies and, as product cycles shorten and manufacturing capacity increases, these companies may become increasingly subject to aggressive pricing, which hampers profitability. Reduced demand for end-user products, under-utilization of manufacturing capacity, and other factors could adversely impact the operating results of companies in the semiconductor sector. Semiconductor companies typically face high capital costs and may be heavily dependent on intellectual property rights. The semiconductor sector is highly cyclical, which may cause the operating results of many semiconductor companies to vary significantly. The stock prices of companies in the semiconductor sector have been and likely will continue to be extremely volatile.

Many computer software companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by computer software companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies' technology.

Cash Redemption Risk. The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in kind. As a result, the Fund may pay out higher annual capital gain distributions than if the Fund redeemed shares in kind.

Passive Strategy/Index Risk. The Fund is not actively managed. Rather, the Fund attempts to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund will hold constituent securities of the Underlying Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

Index Tracking Risk. While the Fund is intended to track the performance of the Underlying Index as closely as possible (i.e., to achieve a high degree of correlation with the Underlying Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Underlying Index due to expenses and transaction costs incurred in adjusting the Portfolio. In addition, it is possible that the Fund may not always fully replicate the performance of the Underlying Index due to the unavailability of certain Index Securities in the secondary market or due to other extraordinary circumstances (e.g., if trading in a security has been halted).

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund's digital information systems through hacking or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Concentration Risk. To the extent the Underlying Index concentrates in an industry or group of Industries, the Fund will also be concentrated in such industry or group of industries. In this regard, the Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund's investments more than the market as a whole, to the extent that the Fund's investments are focused in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes.

Robotics & Artificial Intelligence Companies Risk. Robotics & Artificial Intelligence companies may have limited product lines, markets, financial resources or personnel. These companies typically face intense competition and potentially rapid product obsolescence. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies' technology. Robotics & Artificial Intelligence companies typically engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful. Robotics & Artificial Intelligence companies are potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. Robotics & Artificial Intelligence companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology. In addition, robotics and artificial intelligence technology could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. Similarly, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. Robotics & Artificial Intelligence companies face increased risk from trade agreements between countries that develop these technologies and countries in which customers of these technologies are based. Lack of resolution or potential imposition of trade tariffs may hinder the companies' ability to successfully deploy their inventories. The customers and/or suppliers of Robotics & Artificial Intelligence companies may focus in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on Robotics & Artificial Intelligence companies.

ETF Structure Risk. The Fund is structured as an ETF and is therefore subject to special risks. Such risks include:

Trading Issues Risk. Trading in ETF shares on an exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in the ETF's shares inadvisable, such as extraordinary market volatility. There can be no assurance that an ETF's shares will continue to meet the listing requirements of its exchange or will trade with any volume. There is no guarantee that an active secondary market will develop for shares of an ETF. In stressed market conditions, the liquidity of shares of an ETF may begin to mirror the liquidity of the ETF's underlying portfolio holdings, which can be significantly less liquid than shares of the ETF. This adverse effect on liquidity for the ETF's shares in turn could lead to differences between the market price of the ETF's shares and the underlying value of those shares.

Market Price Variance Risk. The market prices of shares of an ETF will fluctuate in response to changes in the ETF's NAV, and supply and demand for ETF shares and will include a "bid-ask spread" charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that ETF shares may trade at a discount to NAV. The market price of an ETF's shares may deviate from the value of the ETF's underlying portfolio holdings, particularly in times of market stress, with the result that investors may pay significantly more or receive significantly less than the underlying value of the shares of the ETF bought or sold.

Authorized Participants ("APs"), Market Makers, and Liquidity Providers Risk. ETFs have a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of an ETF may trade at a material discount to NAV and possibly face delisting: () APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Costs of Buying or Selling Shares of an ETF. Due to the costs of buying or selling shares of an ETF, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of an ETF may significantly reduce investment results and an investment in shares of an ETF may not be advisable for investors who anticipate regularly making small investments.

Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

New Fund Risk. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund's market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

New Adviser Risk. The Adviser is a recently formed investment adviser and has not previously served as an adviser to an exchange-traded fund. Although the Adviser's principals, affiliates, and the Fund's portfolio managers have substantial experience managing pooled investment vehicles and implementing comparable investment processes, the Adviser is a new entity with limited operating history, which may create risks. For example, the Adviser has not yet been tested in its capacity to oversee the day-to-day operations of an ETF, including managing the unique regulatory, operational, trading, portfolio-construction, and compliance requirements applicable to exchange-traded products. As a newly established adviser, the Adviser may have limited resources, personnel, or operational infrastructure relative to more established firms, which could adversely affect its ability to implement the Fund's investment strategy, monitor counterparties and service providers, or respond effectively to market, operational, or regulatory challenges. There can be no assurance that the Adviser's systems, policies, procedures, or internal controls will operate as intended in the ETF context, or that the Adviser will successfully manage the Fund in all market conditions. The Fund may be negatively impacted if the Adviser is unable to scale its operations, retain key personnel, or develop and maintain the capabilities necessary to support the Fund's ongoing activities.

Performance History

The Fund is new and does not have a full calendar year of performance history. In the future, performance information will be presented in this section of the Prospectus. Performance information will contain a bar chart and table that provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual returns for certain time periods as compared to a broad measure of market performance. Investors should be aware that past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund, including its current NAV per share, is available by calling toll-free (201) 985-8300.

Investment Adviser and Sub-Adviser

Yorkville America Equities, LLC (the "Adviser") is the investment adviser to the Fund.

Tuttle Capital Management, LLC (the "Sub-Adviser") is the sub-adviser to the Fund.

Portfolio Manager

Matthew Tuttle, Chief Executive Officer of the Sub-Adviser, has served as the Fund's portfolio manager since its inception.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of at least 10,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash. Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The Fund's shares are listed on the NYSE Arca (the "Exchange"). The price of the Fund's shares is based on market price, and because ETF shares trade at market prices rather than NAV, Fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares through a broker, most investors will incur customary brokerage commissions and charges and you may pay some or all of the spread between the bid and the offered prices in the secondary market for shares. Except when aggregated in Creation Units, the Fund's shares are not redeemable securities. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund's website at www.truthsocialfunds.com.

Tax Information

The Fund's distributions will be taxed as ordinary income or capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account in which case withdrawals generally will be taxed.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.